EXHIBIT 99.1
Doral Financial Corporation to Hold Special Meeting
of Preferred Stockholders to Elect Preferred Directors
SAN JUAN, Puerto Rico — May 27, 2011 — Doral Financial Corporation (NYSE:DRL) (“Doral Financial” or the “Company”), the holding company of Doral Bank, and Doral Bank FSB, with operations in Puerto Rico and the U.S., today announced that it will hold a special meeting of the holders of the Company’s Preferred Stock (the “Preferred Stockholders”) on August 3, 2011 (the “Special Meeting”), at which holders of record of its 7.00% Non-cumulative Monthly Income Preferred Stock, Series A (the “Series A Preferred Stock”); 8.35% Non-cumulative Monthly Income Preferred Stock, Series B (the “Series B Preferred Stock”); 7.25% Non-cumulative Monthly Income Preferred Stock, Series C (the “Series C Preferred Stock” and, together with the Series A Preferred Stock and the Series B Preferred Stock, the “Non-Cumulative Preferred Stock”) and 4.75% Perpetual Cumulative Convertible Preferred Stock (the “Cumulative Preferred Stock” and, together with the Non-Cumulative Preferred Stock, the “Preferred Stock”) as of June 13, 2011 will be asked to elect two directors (the “Preferred Directors”) to the Doral Financial Board of Directors. The Company expects to mail the notice of meeting and proxy statement for the Special Meeting to the Preferred Stockholders at a later date.
As the Company has previously disclosed, on March 20, 2009, the Doral Financial Board of Directors announced that it had suspended the declaration and payment of all dividends on the Non-Cumulative Preferred Stock and the Cumulative Preferred Stock. The suspension of dividends on the Non-Cumulative Preferred Stock was effective and commenced with the dividends for the month of April 2009. The suspension of dividends on the Cumulative Preferred Stock was effective and commenced with the dividends for the quarter commencing in April 2009. Since the Company has not declared and paid dividends in full on the Non-Cumulative Preferred Stock for eighteen consecutive monthly dividend periods, or declared and paid dividends in full on our Cumulative Preferred Stock for consecutive dividend periods containing an aggregate number of days equivalent to six fiscal quarters, pursuant to the terms of the respective Certificates of Designation for the Preferred Stock, the holders of Doral Financial Preferred Stock, acting together as a single class, have the right to elect two Preferred Directors to the Doral Financial Board of Directors.
Pursuant to the Company’s Bylaws, Preferred Stockholder nominations for Preferred Directors must be received by the Secretary of the Company prior to the close of business on June 12, 2011. The Company’s bylaws require that nominations be in writing and include (a) the name and residence address of the Preferred Stockholder who intends to make the nomination; (b) a representation that the Preferred Stockholder is a holder of the Company’s Preferred Stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the meeting to make the nomination; (c) a description of all arrangements or understandings among the Preferred Stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Preferred Stockholder; and (d) such other information regarding each nominee proposed by such Preferred Stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Company. In addition, any nomination must be accompanied by the written consent of each nominee to serve as Preferred Director of the Company if so elected. Failure to follow the procedures set forth in the Company’s Bylaws may result in the nomination being declared ineffective.
In general, nominees for Preferred Director should satisfy the independence, diversity and other corporate governance criteria of the New York Stock Exchange and the Securities and Exchange Commission, as well as any and all regulatory expectations and requirements, and should have skills and experience that will complement the Company’s needs.
FORWARD-LOOKING STATEMENTS
This Press Release contains forward-looking statements within the meaning of, and subject to the protections of, the Private Securities Litigation Reform Act of 1995. In addition, Doral Financial may make forward-looking statements in other press releases, other filings with the Securities and Exchange Commission (“SEC”) or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

These forward-looking statements may relate to the Company’s financial condition, results of operations, plans, objectives, future performance and business, including, but not limited to, statements with respect to the adequacy of the allowance for loan and lease losses, market risk and the impact of interest rate changes, capital markets conditions, capital adequacy and liquidity, and the effect of legal proceedings, regulatory matters and new accounting standards on the Company’s financial condition and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent Doral Financial’s current expectations regarding future events. Such statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “target,” “goal,” “may” or words of similar meaning or similar expressions.
Doral Financial cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent Doral Financial’s current expectations of future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements.
Forward-looking statements are, by their nature, subject to risks and uncertainties. Risk factors and uncertainties that could cause the Company’s actual results to differ materially from those described in forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which is available in the Company’s website at www.doralfinancial.com.
Institutional Background
Doral Financial Corporation (“Doral,” “Doral Financial” or the “Company”) is a bank holding company engaged in banking (including thrift operations), mortgage banking and insurance agency activities through its wholly-owned subsidiaries Doral Bank (“Doral Bank PR”), Doral Bank, FSB, Doral Insurance Agency, Inc. (“Doral Insurance Agency”), and Doral Properties, Inc. (“Doral Properties”). Doral Bank PR operates three wholly-owned subsidiaries, Doral Mortgage, LLC (“Doral Mortgage”), Doral Money, Inc. (“Doral Money”), engaged in commercial and middle market syndicated lending primarily in the New York metropolitan area and since September 2010, in the northwest region of Florida, and CB, LLC, an entity formed to dispose of a real estate project of which Doral Bank PR took possession during 2005. Doral Money consolidates two variable interest entities created for the purpose of entering into a collateralized loan arrangement with a third party.
Doral Financial Corporation’s common shares trade on the New York Stock Exchange under the symbol DRL. Additional information about Doral Financial Corporation may be found on the Company’s website at www.doralfinancial.com.
For more information contact:
Investor Relations:
Christopher Poulton, EVP
christopher.poulton@doralfinancial.com
212-329-3794
Media:
Lucienne Gigante
VP Public Relations & Community
Lucienne.Gigante@doralbank.com
787-474-6298